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                                                                   Exhibit 10.13



                                FOURTH AMENDMENT
                                       TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

      THIS FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the 11th day of August, 2000 (this "Fourth Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").

                                   WITNESSETH:

      WHEREAS, the Borrower, the Administrative Agent, and Lenders entered into a Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of October 29, 1999, by that certain Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of December 6, 1999, by that certain Third Amendment to Fifth Amended and Restated Credit Agreement, dated as of January 13, 2000, and as further amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement;

      WHEREAS, the Lenders, the Borrower, and the Administrative Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

      NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent agree as follows:

      SECTION 1.  Amendment to Article I Definitions.

      (a) The definition of "Authorized Officer" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Authorized Officer" shall be substituted in its stead:

            "Authorized Officer" means, with respect to the Borrower and its Subsidiaries, the President, Chief Executive Officer, Chief Financial Officer, the Controller, or Treasurer of the Borrower.

      (b) A new definition of "Collocation Facilities" is added to Article I of the Credit Agreement in alphabetical order as follows:

            "Collocation Facilities" means buildings constructed which are generally adjacent to wireline communications networks to meet the interconnectivity needs of multiple communication carriers. Such buildings typically include climate control, power, equipment risers and sufficient reinforcement to support the weight of the installed telecommunications equipment
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      (c) The definition of "Permitted Acquisition" in Article I of the Credit
Agreement shall be deleted in its entirety and the following definition of "Permitted Acquisition" shall be substituted in its stead:

            "Permitted Acquisition" means any acquisition of assets related to the communications tower or rooftop business, including, without limitation, (i) the development, construction or acquisition of towers or rooftop space and related real estate, ground leases, and easements for towers, rooftops, access and/or guy wires, or (ii) acquisitions of 100% of the Capital Stock of any Person owning or leasing towers or rooftop space, or (iii) acquisitions of leasehold rights on Towers for the purpose of subleasing, or (iv) acquisitions of up to $400,000,000 of assets for the purpose of operating and leasing such assets as a telecommunications Collocation Facility, in each case by the Borrower or any Subsidiary of the Borrower, which, after giving effect to the proposed acquisition and any equity investments and borrowings related thereto, would not cause a Default or Event of Default under Section 8.01(a) or 8.01(b) hereof or any other term or provision of this Agreement and the Loan Papers.

      (d) The definition of "Pinnacle Europe" shall be added to Article I of the Credit Agreement in alphabetical order and shall read in its entirety as follows:

            "Pinnacle Europe" shall have the meaning ascribed thereto in Section
2.19 hereof.

      (e) The definition of "Pinnacle IV" shall be added to Article I of the Credit Agreement in alphabetical order and shall read in its entirety as follows:

            "Pinnacle IV" means Pinnacle Towers IV Inc., a Florida corporation.

      (f) The definition of "Pinnacle V" shall be added to Article I of the Credit Agreement in alphabetical order and shall read in its entirety as follows:

            "Pinnacle V" means Pinnacle Towers V Inc., a Florida corporation.

      (g) The definition of "PT Transactions" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "PT Transactions" shall be substituted in its stead:

            "PT Transactions" means the following series of transactions: (a) the issuance and sale by Pinnacle III, Pinnacle IV and Pinnacle V, and the purchase by the Borrower, of certain Capital Stock in Pinnacle III, Pinnacle IV and Pinnacle V in an aggregate amount over the term of this Agreement not to exceed $20,000,000 in purchase price in the aggregate for Pinnacle III, Pinnacle IV and Pinnacle V, (b) to the extent each of the following occurred prior to January 1, 2000: the issuance and sale by Pinnacle III, and the purchase by Borrower and certain management and employee shareholders of Parent or Borrower, of certain common Capital Stock in Pinnacle III, (c) to the extent the following occurred prior to January 1, 2000: the exchange of certain Capital Stock in Pinnacle III held by Borrower for Pinnacle III Debt, (d) the transfer by and between any or all of Borrower, Pinnacle III, Pinnacle IV and Pinnacle


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      V, and the purchase by Pinnacle III, and\or Pinnacle IV and/or
      Pinnacle V of (i) certain rooftop assets acquired by the Borrower in the Motorola Acquisition in an aggregate amount over the term of this Agreement not to exceed $60,000,000 in purchase price and (ii) Capital Stock or assets constituting Pinnacle III Permitted Acquisitions from time to time in an aggregate amount over the term of this Agreement not to exceed in the aggregate $40,000,000 for Pinnacle III, Pinnacle IV and Pinnacle V, and (e) the making of expense sharing and reimbursement agreements between the Borrower, Pinnacle III, Pinnacle IV and Pinnacle V in the form attached hereto as Schedule 1.01

      (h) The definition of "Pinnacle III Debt " in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Pinnacle III Debt" shall be substituted in its stead:

            "Pinnacle III Debt" means indebtedness of Pinnacle III, Pinnacle IV and Pinnacle V to Borrower, which indebtedness shall be evidenced by one or more debt instruments in the aggregate principal amount not to exceed $80,000,000 with respect to all indebtedness of Pinnacle III, Pinnacle IV, and Pinnacle V, at any one time outstanding during the term of this Agreement, such terms in form and substance reasonably satisfactory to the Administrative Agent, and convertible to Capital Stock and pledged by Borrower to Administrative Agent as Collateral hereunder.

      (i) The definition of "Pinnacle III Permitted Acquisitions" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Pinnacle III Permitted Acquisitions" shall be substituted in its stead:

            "Pinnacle III Permitted Acquisitions" means any acquisition by Pinnacle III, Pinnacle IV or Pinnacle V related to the communications tower or rooftop business, but only to the extent that the Borrower reasonably believes that it is not permitted to consummate such acquisition because consummating such acquisition may jeopardize its REIT Status.

      (j) The definition of "Pinnacle III Related Transactions" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Pinnacle III Related Transactions" shall be substituted in its stead:

            "Pinnacle III Related Transactions" means those contractual transactions and arrangements to be entered into by Pinnacle III, Pinnacle IV and Pinnacle V, and a Person that is not an Affiliate of the Borrower, Pinnacle III, Pinnacle IV or Pinnacle V, in each case with respect to the wireless or other communications business of such Person, but only to the extent that such business relates to Towers or related activities and that the Borrower reasonably believes that it is not permitted to consummate such transactions or arrangements because consummating such transactions or arrangements may jeopardize its REIT Status.

      (k) The definition of "Subsidiary" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Subsidiary" shall be substituted in its stead:


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                  "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) 50% or more of:

                  (a) the outstanding capital stock having voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

                  (b) the interest in the capital or profits of such partnership or joint venture, or

                  (c)   the beneficial interest of such trust or estate,

            is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries. Notwithstanding the foregoing, for purposes of this Agreement only, the term "Subsidiary" when used herein with respect to the Borrower and its Subsidiaries shall include Pinnacle III, Pinnacle IV and Pinnacle V, and shall exclude Pinnacle Europe.

      SECTION 2. Amendment of Section 2.15. Section 2.15 of the Credit Agreement shall be deleted in its entirety and the following Section 2.15 shall be substituted in its stead:

            2.15. Use of Proceeds. The proceeds of all Revolver Advances and Swingline Advances borrowed hereunder shall be either (i) used solely in connection with the acquisition of assets in accordance with the terms of
      Section 1008(v) of the Indenture, such that all Revolver Advances and Swingline Advances constitute Debt permitted to be incurred by the terms of the Indenture, or Acquisition Debt or "Purchase Money Secured Debt" (as defined in the Indenture), in accordance with the terms of the Indenture, the other Parent Senior Notes Documentation, or (ii) used for general corporate purposes if such Advance was permitted under the first paragraph of Section 1008 of the Indenture for the Parent Senior Notes Documentation, and, in each case of (i) and (ii) above, such Revolver Advances and Swingline Advances shall be permitted fully secured indebtedness under all Second Parent Issuance Documentation and Parent Senior Notes Documentation. The proceeds of the initial Term Loan B Advance and all Term Loan A Advances shall be available (and the Borrower shall use such proceeds) solely (i) with respect to the initial Term Loan B Advance and any Term Loan A Advance made on the Closing Date only, to refinance existing indebtedness of the Borrower, (ii) for Permitted Acquisitions, (iii) for Capital Expenditures permitted under the terms of this Agreement, (iv) for working capital and (v) for other lawful corporate purposes. Notwithstanding the preceding sentences of this
      Section 2.15, any Revolver Advance that constitutes a Qualified Facility Revolver Advance shall be available (and the Borrower shall use such proceeds) solely (i) for Permitted Acquisitions, (ii) for Capital Expenditures permitted under the terms of this Agreement, (iii) for working capital and (iv) for other lawful corporate purposes.


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      SECTION 3. Amendment of Section 2.19. Section 2.19 of the Credit Agreement
shall be added to the end of Article II of the Credit Agreement and shall read in its entirety as follows:

            2.19 Pinnacle Towers Europe. Notwithstanding anything in this Agreement or in any Loan Paper to the contrary, the Borrower and the Lenders agree that, so long as there exists no Default or Event of Default both before and after giving effect to any such investment and/or execution of agreement, (a) the Borrower may make investments in a Person organized in Europe (hereinafter referred to as "Pinnacle Europe"), in the form of equity contributions in Pinnacle Europe and/or loans or advances to Pinnacle Europe, in an aggregate amount for all such loans, advances and investments not to exceed $27,500,000 (the "Permitted Pinnacle Europe Investment"), and (b) the Borrower may enter into a shareholders agreement or similar agreements (including put agreements) and related agreements among Pinnacle Europe, the Borrower and one or more persons or entities, so long as (i) the aggregate monetary exposure to the Parent, the Borrower and the Subsidiaries does not exceed $27,500,000 and (ii) such agreements are in form and substance either substantially similar to the draft agreements delivered prior to August ___, 2000 to the Administrative Agent, or such documents are otherwise satisfactory to the Administrative Agent. The Borrower and the Lenders further agree, notwithstanding any of the provisions of this Agreement and the Loan Papers: (A) Pinnacle Europe shall not guaranty the Obligations, (B) the equity interests owned by the Borrower in Pinnacle Europe shall not be pledged to secure the Obligations, and (C) Pinnacle Europe shall not be required to put a Lien on its assets to secure the Obligations, however, to the extent any Permitted Pinnacle Europe Investment is made in the form of loans or advances to Pinnacle Europe, the Borrower shall pledge such loans or advances and the promissory notes and documentation evidencing such loans or advances to the Administrative Agent, on behalf of the Lenders, to secure the Obligations hereunder, pursuant to documentation substantially similar to existing agreements among the parties, and the Borrower shall deliver each such promissory note and other evidence of such Permitted Pinnacle Europe Investment to the Administrative Agent together with such endorsements and other documentation reasonably required by the Administrative Agent.

            Pinnacle Europe's financial information shall not be included with the Borrower's and its other Subsidiaries' financial information for financial covenant compliance purposes (i.e., Pinnacle Europe's cash flow, debt, etc. would not be included in calculating compliance with the financial covenants set forth in Section 8.01 hereof), provided that, the Administrative Agent and the Lenders shall be entitled to annual statements of earnings, statements of changes in shareholders' equity, and statements of changes in cash as of and through the end of each fiscal year, prepared in accordance with GAAP of the Parent, the Borrower and their Subsidiaries and balance sheet and income statement on a consolidated basis including Pinnacle Europe and excluding Pinnacle Europe, and on a consolidating basis for the Parent, the Borrower and all of their Subsidiaries, for so long as Pinnacle Europe is classified as a subsidiary of the Borrower in accordance with GAAP. Notwithstanding the foregoing, in no event shall a separate audit of Pinnacle Europe be required by the Lenders . Notwithstanding the limitations on the Borrower in Section 8.03 hereof, the Borrower may pledge the equity interests it owns in Pinnacle Europe to other


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      parties to secure indebtedness of Pinnacle Europe, but only on a non-recourse basis (the "Permitted Pledge").

            Notwithstanding any of the foregoing or any other provision of this Agreement and the Loan Papers, the parties hereto agree that, except for the Permitted Pinnacle Europe Investment and the Permitted Pledge, no other loan, advance, Investment, lease, sale, Guaranty or engagement in other business or other transactions or agreements may be made between Pinnacle Europe (or on behalf of Pinnacle Europe) on the one hand and the Parent, the Borrower or any of their other Subsidiaries on the other hand. The Borrower specifically agrees and covenants that Pinnacle Europe shall be treated as an unrelated third Person , and in such regard the Borrower and Pinnacle Europe shall each maintain their own separate employees, accounting procedures and accounts, and take such other reasonable measures to insure that monies, funds, assets and liabilities of Pinnacle Europe are never commingled with monies, funds, assets and liabilities of the Parent, the Borrower and their other Subsidiaries, it being understood that review, visits and inspections by employees of the Borrower in the ordinary course of business while following the Permitted Pinnacle Europe Investment shall not violate any provision of this Section 2.19.

      SECTION 4. Amendment of Section 6.18. Section 6.18 of the Credit Agreement shall be deleted in its entirety and the following Section 6.18 shall be substituted in its stead:

            6.18. Pinnacle III and Rooftop Assets. (a) The Borrower shall file, no later than April 1, 2000, a written request for a ruling from the Internal Revenue Service regarding the issue of whether the rooftop assets in Pinnacle III are permitted to be owned by a Real Estate Investment Trust ("REIT") without destroying the tax status of the REIT. (b) Pinnacle III, Pinnacle IV and Pinnacle V shall immediately upon the purchase by any of them, the transfer to any of them, or other acquisition by any of them, of any assets from time to time, grant the Administrative Agent and the Lenders Liens in such assets to the extent required by Section 2.16(b) hereof. (c) The Borrower shall, and shall cause the other shareholders of Pinnacle III, Pinnacle IV and Pinnacle V to, immediately upon the issuance or acquisition by any of them of any Capital Stock in Pinnacle III, Pinnacle IV or Pinnacle V, as applicable (whether common or preferred), immediately deliver such Capital Stock to the Administrative Agent and cause such Capital Stock to be pledged to the Administrative Agent on behalf of the Lenders to secure the Obligations pursuant to documentation reasonably required by the Administrative Agent and similar to existing documentation among the parties.

      SECTION 5. Amendment of Section 7.07. Section 7.07 of the Credit Agreement shall be deleted in its entirety and the following Section 7.07 shall be substituted in its stead:

            (a) Quarterly Information Regarding Fee Owned Real Property, Ground Leases and Tenant Leases. The Borrower shall provide the Administrative Agent and each Lender, with quarterly updates delivered with the Compliance Certificate as required in Section 7.03 hereof, certifying as to (i) whether there exists a material breach or default by any party to any such Ground Lease (or alleged breach or


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      default), and (ii) a list of all Oral Tenant Leases (detailing, in the case of a failure to comply with the requirements of Section 6.15 hereof, the reason for non-compliance) and all Tenant Lease Revenues generated by such Oral Tenant Leases, all in form and substance acceptable to the Administrative Agent. Each such quarterly update certificate shall be certified by an Authorized Officer that there exists no breach of Section
      6.15 hereof and that there exists no Default or Event of Default under
      Section 9.01(s) hereof.

            (b) Annual Information Regarding Tenant Leases. The Borrower shall provide the Administrative Agent and each Lender, with annual updates as to all existing Tenant Leases delivered with the annual information required by Section 7.02 hereof, such information to show the Tenant Lease Revenues with respect to each Tenant Lease, the termination date for each such Tenant Lease, whether such Tenant Lease is an Oral Tenant Lease (and, in the case of noncompliance with Section 6.15 hereof, the reason therefor), and whether there exists a material breach or default by any party to a (i) material Tenant Lease or (ii) group of Tenant Leases which is material, all in form and substance acceptable to the Administrative Agent.

      SECTION 6. Amendment of Section 8.01(f). Section 8.01(f) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(f) shall be substituted in its stead:

            (f) CAPITAL EXPENDITURES. The Borrower shall not permit Capital Expenditures (excluding acquisitions permitted to be consummated in accordance with the terms of Section 8.06(b) hereof) made by the Parent, the Borrower and its Subsidiaries in the aggregate, during the fiscal year 2000, to exceed $80,000,000.

      SECTION 7. Amendment of Section 8.02(h). Section 8.02(h) of the Credit Agreement shall be deleted in its entirety and the following Section 8.02(h) shall be substituted in its stead:

            (h) provided that no Default or Event of Default exists or would result from the incurrence thereof, Debt for Borrowed Money incurred by the Borrower to sellers in connection with Permitted Acquisitions, provided that (i) the amount of such Debt shall not exceed, together with the amount of seller Debt described on Schedule 8.02 hereto, $60,000,000, and (ii) in connection with the incurrence of such Debt, a Letter of Credit shall be issued in the amount of such seller Debt; and

      SECTION 8. Amendment of Section 8.02(j). Section 8.02(j) of the Credit Agreement shall be deleted in its entirety and the following Section 8.02(j) shall be substituted in its stead:

            (j) with respect to Pinnacle III, Pinnacle IV and Pinnacle V, the Pinnacle III Debt (it being expressly understood that Pinnacle III, Pinnacle IV and Pinnacle V shall not be entitled to incur any Debt other than Pinnacle III Debt).

      SECTION 9. Amendment of Section 8.04(i). Section 8.04(i) of the Credit Agreement shall be deleted in its entirety and the following Section 8.04(i) shall be substituted in its stead:

            (i) Investments in Pinnacle III, Pinnacle IV and Pinnacle V, so long as (i) such Investments are in accordance with the terms of the PT Transactions,


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      (ii) Pinnacle III, Pinnacle IV and Pinnacle V each becomes a party to the
      Subsidiary Guaranty and executes any security documents required by the Administrative Agent to grant a security interest in its assets in accordance with the terms of Section 2.16(b) hereof and (iii) the Capital Stock of Pinnacle III, Pinnacle IV and Pinnacle V is pledged to the Lenders to secure the Obligations pursuant to a pledge agreement substantially identical in form and substance to the Borrower Pledge Agreement; and

      SECTION 10. Amendment of Section 8.06(a). Section 8.06(a) of the Credit Agreement shall be deleted in its entirety and the following Section 8.06(a) shall be substituted in its stead:

            (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up; or sell, lease, abandon, transfer or otherwise dispose of all or any part of its assets, Properties or business, other than in the ordinary course of business and other than assets that are damaged or obsolete), provided that, (i) any Subsidiary of the Borrower can be dissolved so long as the Borrower or a wholly-owned Subsidiary of the Borrower acquires all such Subsidiary's assets; and (ii) so long as there exists no Default or Event of Default both before and after giving effect to such sale, and the Borrower complies fully with
      Section 2.05(c) hereof, (A) Borrower may consummate the sale of Towers (but not all or any substantial portion of Towers), (B) the Borrower may transfer certain assets acquired by the Borrower in connection with the Motorola Acquisition to Pinnacle III, to Pinnacle IV and Pinnacle V, or to any of them, in accordance with the PT Transactions, and (C) Pinnacle III, Pinnacle IV, Pinnacle V and the Borrower may transfer certain assets among themselves in accordance with the PT Transactions;

      SECTION 11. Amendment of Section 8.08(c) and Section 8.08 (d), and Addition of Section 8.08(e). Section 8.08(c) of the Credit Agreement is hereby amended by deleting the "and" at the end thereof, Section 8.08(d) of the Credit Agreement is hereby amended by deleting the period at the end thereof and substituting therefore "; and", and a new Section 8.08(e) is hereby added to the end of Section 8.08 of the Credit Agreement and shall read in its entirety as follows:

            (e) Pinnacle IV and Pinnacle V may make payments to the Borrower of accrued interest with respect to Pinnacle III Debt owed by Pinnacle IV and Pinnacle V, respectively, to the Borrower.

      SECTION 12. Amendment to Section 8.11. Section 8.11 of the Credit Agreement shall be deleted in its entirety and the following Section 8.11 shall be substituted in its stead:

            8.11. Capital Stock. The Borrower shall not, and shall not permit the Parent or any Subsidiary of the Borrower to (a) make or permit any transfer, assignment, distribution, mortgage, pledge or gift of any shares of Pledged Stock, and (b) issue any Capital Stock, provided that, (i) if there exists no Default or Event of Default before and immediately after giving effect to such issuance and the net proceeds of each such issuance of Capital Stock are contributed to the Borrower as equity (except to the extent all or any portion of any such issuance is used to repay Debt permitted to be repaid in accordance with the terms of Section 8.08 hereof), the Parent may issue (A) common Capital Stock of the Parent to any Person, and (B) preferred Capital Stock of the Parent in accordance with the terms of Section 8.02(c)(ii) hereof, (ii) the


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      Capital Stock of the Borrower and its Subsidiaries may be pledged to secure the Canada Guaranty, (iii) the Capital Stock of the Canada Sub may be pledged to secure the Canada Indebtedness and the Canada Guaranty, and
      (iv) provided no Default or Event of Default shall exist or result therefrom, Pinnacle III, Pinnacle IV and Pinnacle V may issue Capital Stock in accordance with the terms of the PT Transactions, in each case only so long as such Capital Stock is pledged to the Administrative Agent on behalf of the Lenders to secure the Obligations pursuant to documentation substantially in the form of Exhibit J hereto.

      SECTION 13. Amendment to Section 8.16. Section 8.16 of the Credit Agreement shall be deleted in its entirety and the following Section 8.16 shall be substituted in its stead:

            8.16. Pinnacle III, Pinnacle IV and Pinnacle V. Notwithstanding anything contained herein to the contrary, (a) Pinnacle III, Pinnacle IV and Pinnacle V shall not be entitled to (i) transact any business other than (A) the operations of its business with their respective assets in accordance with the PT Transactions, (B) Pinnacle III Related Transactions, (C) Pinnacle III Permitted Acquisitions (including, without limitation, the Shaffer Acquisition) up to an aggregate purchase price for all such acquisitions over the term of this Agreement not to exceed $40,000,000 in the aggregate for Pinnacle III, Pinnacle IV and Pinnacle V and (D) the performance of its obligations under the expense sharing and reimbursement agreement between Borrower, Pinnacle IV, Pinnacle V and Pinnacle III, as applicable, (ii) transfer or dispose of its assets (except to the Borrower), make Investments, merge or consolidate (except into Borrower where the Borrower is the survivor), incur Debt or Liens (except in connection with Pinnacle III Debt), enter into transactions with any other Subsidiaries, or make any payments to any other Persons, including, without limitation, Restricted Payments, except payment of all of its income to the Borrower, and (iii) take any other action or omit to take any action that a Subsidiary is permitted to take or to omit taking (with any Person, Subsidiary, Borrower, or otherwise) pursuant to the terms of this Agreement, including without limitation, such actions that are permitted to be taken or omitted by Subsidiaries in Article VII, (b) the Borrower shall not, and no Subsidiary of the Borrower shall, make any distribution, dividend, loan or advance to, or investment in, Pinnacle III, Pinnacle IV or Pinnacle V or otherwise transact any business with Pinnacle III, Pinnacle IV or Pinnacle V, except in connection with the Pinnacle III Debt and the PT Transactions. The Borrower shall not permit the equity ownership (both common and preferred) of Pinnacle III, Pinnacle IV or Pinnacle V to change, except the issuance of Capital Stock of Pinnacle III, Pinnacle IV or Pinnacle V, as applicable, in accordance with PT Transactions.

      SECTION 14. Conditions Precedent. This Fourth Amendment shall not be effective until all proceedings of the Borrower taken in connection with this Fourth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders, and the Administrative Agent and Lenders shall have each received:

                  (a) copies of resolutions authorizing the execution, delivery and performance of this Fourth Amendment by the Borrower, the Parent, and their Subsidiaries;


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            (b) legal opinions by counsel in form and substance satisfactory to the Administrative Agent regarding the due execution, delivery and performance of this Fourth Amendment and the legality, validity and the enforceability thereof and the no conflicts with other agreements, including without limitation, the Indenture and the Parent Senior Notes Documentation; and

            (c) such other documents, instruments, and certificates, including without limitation, Loan Papers creating Liens on the Capital Stock of Pinnacle IV and Pinnacle V, and the assets of Pinnacle IV and Pinnacle V, and the Guaranty of Pinnacle IV and Pinnacle V, in each case in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Fourth Amendment and the transactions contemplated hereby.

      SECTION 15. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Fourth Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Fourth Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this Fourth Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Fourth Amendment.

      SECTION 16. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this Fourth Amendment.

      SECTION 17. Counterparts. This Fourth Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

      SECTION 18. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      SECTION 19. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND

INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

      (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      SECTION 20. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HERETO, AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

      IN WITNESS WHEREOF, this Fourth Amendment to Fifth Amended and Restated Credit Agreement is executed as of the date first set forth above.


===============================================================================

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
===============================================================================

THE BORROWER:
                                          PINNACLE TOWERS INC.



                                          By:
                                               --------------------------------
                                          Its:
                                               --------------------------------

ADMINISTRATIVE AGENT:
                                          BANK OF AMERICA, N.A.,
                                          as Administrative Agent


                                          -------------------------------------
                                          By: Roselyn M. Drake
                                          Its: Managing Director

LENDERS:

                                          BANK OF AMERICA, N.A., individually
                                          as a Lender


                                          -------------------------------------
                                          By: Roselyn M. Drake
                                          Its: Managing Director

                                          FLEET NATIONAL BANK (f/k/a BANKBOSTON,
                                          N.A.)


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          BANKERS TRUST COMPANY


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          SOCIETE GENERALE


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          UNION BANK OF CALIFORNIA, N.A.


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          KEY CORPORATE CAPITAL INC.


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          COBANK, ACB


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                         THE BANK OF NOVA SCOTIA


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          DRESDNER BANK AG NEW YORK & GRAND
                                          CAYMAN BRANCHES


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------


                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          FIRSTSTAR BANK, N.A. (f/k/a MERCANTILE
                                          BANK NATIONAL ASSOCIATION)


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          U.S. BANK NATIONAL ASSOCIATION


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          CREDIT LOCAL DE FRANCE - NEW YORK
                                          AGENCY


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          IBM CREDIT CORPORATION


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          THE CIT GROUP/EQUIPMENT
                                          FINANCING, INC.


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          ALLFIRST BANK


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          CITY NATIONAL BANK


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          RAYMOND JAMES BANK, FSB


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          HELLER FINANCIAL, INC.


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          PILGRIM PRIME RATE TRUST

                                          By:   Pilgrim Investment, Inc.,
                                                as its investment manager


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          PPM SPYGLASS FUNDING TRUST


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          MORGAN STANLEY DEAN WITTER PRIME
                                          INCOME TRUST


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          KZH ING-1 LLC


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          KZH ING-2 LLC


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          SEQUILS-ING I (HBDGM), LTD.

                                          By:   ING Capital Advisors LLC,
                                                Collateral Manager and
                                                Authorized signatory


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          TORONTO DOMINION (NEW YORK), INC.


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          SEQUILS PILGRIM I, LTD.

                                          By:   Pilgrim Investments, Inc.,
                                                as its investment manager


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          WEBSTER BANK


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          ARCHIMEDES FUNDING III, Ltd.

                                          By:   ING Capital Advisors LLC
                                                as Collateral Manager


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

                                          CITIZENS BANK OF MASSACHUSETTS


                                          --------------------------------------
                                          By:
                                               ---------------------------------
                                          Its:
                                               ---------------------------------

Accepted and Agreed as
of August ___, 2000:


PINNACLE HOLDINGS, INC.



By:
     --------------------------------
Its:
     --------------------------------


COVERAGE PLUS ANTENNA SYSTEMS, INC.



By:
     --------------------------------
Its:
     --------------------------------


TOWER SYSTEMS, INC.



By:
     --------------------------------
Its:
     --------------------------------


RADIO STATION WGLD, INC.



By:
     --------------------------------
Its:
     --------------------------------


ICB TOWERS, LLC


By:
     --------------------------------
Its:
     --------------------------------

AIRCOMM OF AVON, LLC



By:
     --------------------------------
Its:
     --------------------------------


HIGH POINT MANAGEMENT CO., INC.



By:
     --------------------------------
Its:
     --------------------------------


TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE



By:
     --------------------------------
Its:
     --------------------------------


COASTAL ANTENNA'S INC.



By:
     --------------------------------
Its:
     --------------------------------


MARMAC INDUSTRIES INCORPORATED



By:
     --------------------------------
Its:
     --------------------------------


PINNACLE TOWERS III INC.



By:
     --------------------------------
Its:
     --------------------------------

SHAFFER & ASSOCIATES, INC.



By:
     --------------------------------
Its:
     --------------------------------


PTI COMMUNICATIONS COMPANY, INC.



By:
     --------------------------------
Its:
     --------------------------------


INTELLICOM, INC.



By:
     --------------------------------
Its:
     --------------------------------


PINNACLE ST. LOUIS LLC



By:
     --------------------------------
Its:
     --------------------------------


QWEST TRANSMISSION INC.



By:
     --------------------------------
Its:
     --------------------------------


SIERRA TOWERS, INC.



By:
     --------------------------------
Its:
     --------------------------------